SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS AND PRINCIPAL PLACE OF BUSINESS

Dated June 30, 2010

Funds	Portfolios	Principal Place of Business
Barrett Opportunity Fund, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Partners Equity Trust		55 Water Street New York, N.Y. 10041

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

Legg Mason ClearBridge Aggressive Growth Fund

Legg Mason Capital Management All Cap Fund

Legg Mason ClearBridge Appreciation Fund

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason ClearBridge Capital Fund

Legg Mason ClearBridge Convertible Fund

Legg Mason ClearBridge Diversified Large Cap Growth Fund

Legg Mason ClearBridge Dividend Strategy Fund

Legg Mason Batterymarch Emerging Markets Equity Fund

Legg Mason ClearBridge Equity Fund

Legg Mason Investment Counsel Financial Services Fund

Legg Mason ClearBridge Fundamental Value Fund

Legg Mason Batterymarch Global Equity Fund

Legg Mason Global Current International All Cap Opportunity Fund

Legg Mason ClearBridge Investors Value Fund

Legg Mason ClearBridge Large Cap Growth Fund

Legg Mason Lifestyle Allocation 30%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 100%

Legg Mason Lifestyle Income Fund

Legg Mason ClearBridge Mid Cap Core Fund

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason ClearBridge Small Cap Core Fund

Legg Mason ClearBridge Small Cap Growth Fund

Legg Mason ClearBridge Small Cap Value Fund

Legg Mason Partners Social Awareness Fund

Legg Mason Target Retirement 2015

Legg Mason Target Retirement 2020

Legg Mason Target Retirement 2025

Legg Mason Target Retirement 2030

Legg Mason Target Retirement 2035

Legg Mason Target Retirement 2040

Legg Mason Target Retirement 2045

Legg Mason Target Retirement 2050

Legg Mason Target Retirement Fund

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Permal Tactical Allocation Fund

Legg Mason Partners Variable Equity Trust		55 Water Street New York, N.Y. 10041

Legg Mason ClearBridge Variable Aggressive Growth Portfolio

Legg Mason ClearBridge Variable Appreciation Portfolio

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Legg Mason ClearBridge Variable Capital Portfolio

Legg Mason ClearBridge Variable Dividend Strategy Portfolio

Legg Mason ClearBridge Variable Equity Index Portfolio

Legg Mason ClearBridge Variable Fundamental Value Portfolio

Legg Mason Batterymarch Variable Global Equity Portfolio

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

Legg Mason ClearBridge Variable Investors Portfolio

Legg Mason ClearBridge Variable Large Cap Growth Portfolio

Legg Mason Variable Lifestyle Allocation 50%

Legg Mason Variable Lifestyle Allocation 70%

Legg Mason Variable Lifestyle Allocation 85%

Legg Mason ClearBridge Variable Mid Cap Core Portfolio

Legg Mason ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Partners Income Trust		55 Water Street New York, N.Y. 10041

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Western Asset California Municipals Fund

Legg Mason Western Asset Core Bond Fund

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Western Asset Corporate Bond Fund

Legg Mason Western Asset Global High Yield Bond Fund

Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Western Asset Government Securities Fund

Legg Mason Western Asset High Income Fund

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Western Asset Intermediate-Term Municipals Fund

Legg Mason Western Asset Managed Municipals Fund

Legg Mason Western Asset Massachusetts Municipals Fund

Legg Mason Western Asset Municipal High Income Fund

Legg Mason Western Asset New Jersey Municipals Fund

Legg Mason Western Asset New York Municipals Fund

Legg Mason Western Asset Oregon Municipals Fund

Legg Mason Western Asset Pennsylvania Municipals Fund

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Western Asset Short-Term Bond Fund

Legg Mason Western Asset Strategic Income Fund

Western Asset Emerging Markets Debt Portfolio

Legg Mason Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Institutional Trust		55 Water Street New York, N.Y. 10041

Western Asset / Citi Institutional Cash Reserves

Western Asset / Citi Institutional Enhanced Income Fund

Western Asset / Citi Institutional Liquid Reserves

Western Asset / Citi Institutional Tax Free Reserves

Western Asset / Citi Institutional U.S. Treasury Reserves

Legg Mason Western Asset SMASh Series C Fund

Legg Mason Western Asset SMASh Series EC Fund

Legg Mason Western Asset SMASh Series M Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Money Market Trust		55 Water Street New York, N.Y. 10041

Western Asset / Citi California Tax Free Reserves

Western Asset / Citi Cash Reserves

Western Asset / Citi Connecticut Tax Free Reserves

Western Asset / Citi New York Tax Free Reserves

Western Asset / Citi Tax Free Reserves

Western Asset / Citi U.S. Treasury Reserves

Western Asset California Municipal Money Market Fund

Western Asset Government Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset Money Market Fund

Western Asset Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust		55 Water Street New York, N.Y. 10041

Western Asset / Citi Premium Liquid Reserves

Western Asset / Citi Premium U.S. Treasury Reserves

Legg Mason Partners Variable Income Trust		55 Water Street New York, N.Y. 10041

Legg Mason Western Variable Adjustable Rate Income Portfolio

Legg Mason Western Variable Diversified Strategic Income Portfolio

Legg Mason Western Variable Global High Yield Bond Portfolio

Legg Mason Western Variable High Income Portfolio

Legg Mason Western Variable Money Market Portfolio

Legg Mason Western Variable Strategic Bond Portfolio

Legg Mason Charles Street Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Global Opportunities Bond Fund

Legg Mason Capital Management Growth Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Capital Management Growth Trust

Legg Mason Global Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Batterymarch International Equity Trust

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Investment Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Capital Management Opportunity Trust

Legg Mason Investors Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Capital Management American Leading Companies Trust

Legg Mason Capital Management Special Investment Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Capital Management Special Investment Trust

Legg Mason Tax-Free Income Fund		55 Water Street New York, N.Y. 10041

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Capital Management Value Trust, Inc.		55 Water Street New York, N.Y. 10041

Legg Mason Capital Management Value Trust

Legg Mason Global Asset Management Trust		55 Water Street New York, N.Y. 10041

Legg Mason Manager Select Large Cap Value Fund

Legg Mason Manager Select Large Cap Growth Fund

Legg Mason BW International Opportunities Bond Fund

Legg Mason Strategic Real Return Fund

Legg Mason Capital Management Research Fund

Western Asset Funds, Inc.		385 East Colorado Boulevard Pasadena, CA 91101

Western Asset Absolute Return Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Enhanced Equity Portfolio

Western Asset Global Strategic Income Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio